UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 29, 2012 (October 26, 2012)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, Texas 77079 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On October 29, 2012, Hyperdynamics Corporation issued a news release entitled, “Hyperdynamics Announces Period of Exclusive Negotiations.”  The news release is attached as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	News Release dated October 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	October 29, 2012	By:	/s/ PAUL C. REINBOLT
		Name:	Paul C. Reinbolt
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	News Release dated October 29, 2012